Exhibit 10.85

PRIVATE STOCK PURCHASE AND ESCROW AGREEMENT

     THIS PRIVATE STOCK PURCHASE AND ESCROW AGREEMENT (this “Agreement”) is made as of December 16, 2005, by and among Global Med International Limited (“GMIL” or the “Seller”), Global Med China & Asia, Ltd. (“GMCAL”) the purchasers signatory hereto (each a “Purchaser” and together the “Purchasers”) and Kirkpatrick & Lockhart Nicholson Graham LLP (the “Escrow Agent”).

W I T N E S S E T H:

     WHEREAS, the Purchasers shall be purchasing from the Seller 6,350,000 shares (the “Shares”) of the common stock of Global Med Technologies, Inc. (the “Issuer”);

     WHEREAS, GMIL is the record owner of the Shares, the beneficial owner of these shares is GMCAL. GMIL manages the Shares for the benefit of GMCAL and has been instructed by GMCAL to sell the Shares.

     WHEREAS, it is intended that the transfer of the Shares be consummated in accordance with the requirements of Sections 4(1) of the Securities Act of 1933, as amended (“1933 Act”); and

     WHEREAS, the Seller and the Purchasers have requested that the Escrow Agent hold the Purchase Price (as defined below) in escrow with respect to the settlement of the Shares until the Escrow Agent has received all items required hereunder from the Seller, the Issuer and each Purchaser.

     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

ARTICLE 1

PURCHASE AND SALE OF SHARES

     1.1    Purchase of Shares. The Seller hereby sells and delivers to the Purchasers, and each Purchaser agrees to purchase from the Seller, in the aggregate, the Shares in consideration of, in the aggregate, $4,000,000, payable in cash (the “Purchase Price”), for a per share purchase price of $0.6299, provided that the Closing (as defined below) occurs simultaneously with the closing of the following transactions: (1) the purchase and sale of up to 9,975 shares of Preferred Stock and Warrants, pursuant to the Securities Purchase Agreement, dated December 9, 2005, between the Issuer and the Purchasers; (2) the purchase and sale of 4,860,195 shares of common stock, 3,500,000 shares of Series AA preferred stock, warrants to purchase 11,186,430 shares of common stock and $528,700 of a principal amount of debt, all of the Issuer, pursuant to the Stock Purchase Agreement, dated December 9, 2005, between GMIL, the Issuer and eVision International, Inc.; and (3) the grant of a right of first notice to offer to purchase any shares of common stock of the Issuer held by any of the directors of the Issuer who are resigning as such upon closing of the transactions contemplated hereby, and by Futuristic Image Builder, Ltd., pursuant to the various Right of First Notice Agreements, each dated December 9, 2005, between the various parties thereto.

     1.2    Closing. Each Purchaser shall purchase the number of the Shares set forth below such Purchaser’s signature page hereto next to the heading “Shares” for the Purchase Price set forth below such Purchaser’s signature page hereto next to the heading “Purchase Price”. The closing of the purchase and sale of the Shares (the “Closing”) shall occur pursuant to the terms of Article 4 set forth herein as promptly as practicable after the date hereof but in no event later than December 16, 2005 GMIL shall not be obligated to close this transaction (1) unless all Purchasers close this transaction; and (2) all parties close their respective contemporaneous agreements as following: Securities Purchase Agreement, Stock Purchase Agreement between GMIL and the Issuer, and the Right of First Notice Agreements.

     1.3    Termination. This Agreement may be terminated by the Seller or any Purchaser, as to such Purchaser’s obligations only, without any effect whatsoever on the obligations between the Seller and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before December 16, 2005; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

     2.1    Each Purchaser, severally and not jointly with the other Purchasers, represents and warrants to Seller that:

     a.    Accredited Purchaser. Such Purchaser represents that it is an “Accredited Investor” as defined in Regulation D under the 1933 Act. Such Purchaser is purchasing the Shares for its own account and not with a view toward resale in connection with the public sale or distribution thereof; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act and applicable state securities laws.

     b.    Reliance on Exemptions. Such Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Seller is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

     c.    Affiliate Status. Such Purchaser is not, and has not for in excess of ninety (90) days been, and subsequent to the date hereof will not be, an “Affiliate” of the Seller or the Issuer, as that term is defined by Rule 144 of the 1933 Act. Each Purchaser is not acting in concert with any other person in a manner that would require their sales of securities to be aggregated for purposes of Rule 144 or would cause such Purchaser to be considered an “Underwriter” as that term is defined by Section 2 of the 1933 Act.

     d.    Information. Such Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Issuer and materials relating to the offer and sale of the Shares which have been requested by such Purchaser or its advisors. Neither such inquiries nor any other due diligence investigation conducted by such Purchaser or any of its advisors or representatives shall modify, amend nor affect such Purchaser’s right to rely on Seller’s representations and warranties contained in Section 3 below. Purchaser understands that its investment in the Shares involves a significant degree of risk.

     e.    Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

     f.    Authorization; Enforcement. This Agreement has been duly and validly authorized by such Purchaser. This Agreement has been duly executed and delivered on behalf of such Purchaser, and this Agreement constitutes a valid and binding agreement of such Purchaser enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies or by other equitable principles of general application.

     2.2   The Seller represents and warrants to each Purchaser that:

     a.    Authorization; Enforcement. (i) Seller has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and to sell the Shares, in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated hereby (including without limitation, the sale of the Shares to each Purchaser) have been duly authorized by the Seller and no further consent or authorization of the Seller or its members is required, (iii) this Agreement has been duly executed and delivered by the Seller, and (iv) this Agreement constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies or by other equitable principles of general application

     b.    Title; Rule 144 Matters. GMIL manages the Shares for GMCAL and aside from this, the Seller has good and marketable title to the Shares, free and clear of all liens, pledges and encumbrances of any kind. The Seller has been the legal owner of the Shares continuously since August 28, 2003.

     c.    Non-Retention of Interests. Following closing of the sale of the Shares hereunder, and the sale of the securities described in that certain Stock Purchase Agreement among GMIL, GMCAL and the Company, dated on or about the date hereof, GMIL will not own any securities of the Company.

ARTICLE 3

COVENANT

     3.1    Best Efforts. The parties shall use their best efforts to satisfy timely their respective obligations described in this Agreement.

ARTICLE 4

TERMS OF THE ESCROW

     4.1    The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the Purchase Price for the purchase of the Shares as contemplated hereunder.

     4.2    On or before December 16, 2005, each Purchaser shall wire its Purchase Price to the wire instructions set forth in Section 4.4.

     4.3    Upon the Escrow Agent’s receipt of executed counterpart signature pages of this Agreement by each of the Seller and the Purchasers and, as to each Purchaser, such Purchaser’s Purchase Price, the Escrow Agent shall notify the Seller in writing of receipt of such Purchase Price, the name of the Purchaser and the amount received.

     4.4    Wire transfers to the Escrow Agent shall be made as follows:

Citibank, F.S.B.
201 South Biscayne Boulevard
Suite 3100
Miami, Florida 33131
ABA Number: 266086554
Account Name: Kirkpatrick & Lockhart LLP Trust Account (IOTA)
Account Number: 2102516505
Attn: Ray Fernandez/Private Banking

     4.5    Upon such written notice from the Escrow Agent, the Seller shall cause to be delivered to each Purchaser certificates representing the Shares purchased by each Purchaser registered in each Purchaser’s name, respectively.

     4.6    In the event that the Shares are not in the Escrow Agent’s possession within seven (7) business days of the Escrow Agent notifying the Seller that the Escrow Agent has custody of a Purchaser’s Purchase Price, then such Purchaser shall have the right to demand the return of their/its Purchase Price.

     4.7    Upon delivery of the certificates representing the Shares to each Purchaser, the Escrow Agent shall wire the Seller such Purchaser’s Purchase Price pursuant to the wire instructions set forth on the signature pages hereto.

ARTICLE 5

MISCELLANEOUS

     5.1    No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

     5.2    Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto or via e-mail to the e-mail address set forth on the signature pages attached hereto prior to 5:30 p.m. (Miami, Florida time) on such business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m. (Miami, Florida time) on any business day, (c) the 2nd business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

     5.3    This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

     5.4    This Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

     5.5    Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. Unless otherwise indicated, all references to Articles are to this Agreement. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Agreement.

     5.6    All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Miami, Florida. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Miami, Florida for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     5.7    The Escrow Agent’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Seller, each Purchaser and the Escrow Agent.

     5.8    The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent’s attorneys-at-law shall be conclusive evidence of such good faith. Specifically, and without limitation, the Escrow Agent shall have no responsibility or liability with respect to any actions or inaction by the Issuer’s transfer agent following the Escrow Agent’s delivery of the Seller’s stock certificate, stock power and opinion of counsel of the Purchasers.

     5.9    The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     5.10    The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver this Agreement or any documents or papers deposited or called for thereunder.

     5.11    The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent’s duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor which shall be paid by the Escrow Agreement. The Escrow Agent has acted as legal counsel for the Issuer, and may continue to act as legal counsel to the Issuer, from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Seller and Purchasers consent to the Escrow Agent in such capacity as legal counsel for the Issuer and waive any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Seller and Purchasers understand that the Escrow Agent is relying explicitly on the foregoing provision in entering into this Agreement.

     5.12    The Escrow Agent’s responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Seller and the Purchasers. In the event of any such resignation, the Purchasers and the Seller shall appoint a successor Escrow Agent.

     5.13    If the Escrow Agent reasonably requires other or further instruments in connection with this Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     5.14    It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent’s sole discretion (1) to retain in the Escrow Agent’s possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction in accordance with the applicable procedure therefor.

     5.15    The Seller and each Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.

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[SIGNATURE PAGE TO GLOB PRIVATE STOCK PURCHASE AND ESCROW AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 9th day of December 2005.

GLOBAL MED INTERNATIONAL LIMITED

By: /s/ Tony Chan
         Name:  Tony Chan
         Title:

Information for Notice:

Contact Person:  Tony Chan
Address:    c/o Chlrma Credit
                  505 Island Place Tower
                  510 King’s Road
                  Northpoint, Hong Kong SAR PRC
Phone: 852-2258-6868
Fax: 852-2258-6800
E-Mail: tony@185hk.com

Seller’s Wire Instructions:

Sent by seprate email on 12-15-05

ESCROW AGENT:

KIRPATRICK & LOCKHART NICHOLSON GRAHAM LLP

By: /s/ Clay Parker
      Name:  Clay Parker
      Title:

Address for Notice:

Kirpatrick & Lockhart Nicholson Graham LLP
201 South Biscayne Blvd., 20th Floor
Miami, FL 33131-2399
Attn: Clayton E. Parker, Esq.
Tel: (305) 539-3300
Fax: (305) 539-7095
E-Mail: cparker@klng.com

[SIGNATURE PAGE TO GLOB PRIVATE STOCK PURCHASE AND ESCROW AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have caused this Private Stock Purchase and Escrow Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Shepherd Investments International, Ltd.
Signature of Authorized Signatory of Purchaser: /s/ Michael A. Roth
Name of Authorized Signatory: Michael A. Roth
Title of Authorized Signatory: Managing Member of
      Stark Offshore Management, LLC, the Investment Manager of Shepherd Investments International, Ltd.
Email Address of Purchaser: bdavidson@sf-capital.com

Address for Notice of Purchaser:

Contact Person: Brian Davidson
Address: c/o Stark Offshore Management, LLC, 3600 South lake Drive, St. Francis, WI 53235
Phone:(414) 294-7000
Fax: (414) 294-7700
E-Mail:bdavidson@sf-capital.com

Address for Delivery of Shares (if different than above):

Shares: 1,524,000
Purchase Price: $960,000

10

[SIGNATURE PAGE TO GLOB PRIVATE STOCK PURCHASE AND ESCROW AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have caused this Private Stock Purchase and Escrow Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Enable Growth Partners LP

Signature of Authorized Signatory of Purchaser: /s/ Brendan O’Neil
Name of Authorized Signatory: Brendan O’Neil
Title of Authorized Signatory: Principal & Portfolio Manager
Email Address of Purchasr: Boneil@enablecapital.com

Information for Notice to Purchaser:

Contact Person: Brendan O’Neil
Address: One Ferry Building Ste 255, San Francisco, CA 94111
Phone:415 677-1578
Fax: 415 677-1580
E-Mail:boneil@enablecapital.com

Address for Delivery of Shares (if different than above):

Shares: 406,400
Purchase Price: $0.63
Total Investment: $256,000.00

10

[SIGNATURE PAGE TO GLOB PRIVATE STOCK PURCHASE AND ESCROW AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Private Stock Purchase and Escrow Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Magnetar Capital Master Fund, Ltd.
By: Magnetar Financial LLC
Its: Investment Manager

Signature of Authorized Signatory of Purchaser:/s/ Paul Smith

Name of Authorized Signatory:   Paul Smith
Title of Authorized Signatory:     Genereal Counsel
Email Address of Purchaser:        c/o Doug.Litowitz@Magnetar.com

Address for Notice of Purchaser:

c/o Magnetar Financial LLC
1603 Orrington Avenue
13th Floor
Evanston, IL 60201

10

[SIGNATURE PAGE TO GLOB PRIVATE STOCK PURCHASE AND ESCROW AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have caused this Private Stock Purchase and Escrow Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Crestview Capital Master, LLC
Signature of Authorized Signatory of Purchaser: /s/ Robert Hill
Name of Authorized Signatory: Robert Hill
Title of Authorized Signatory: Managing Director
Email Address of Purchaser: bob@crestviewcap.com

Information for Notice to Purchaser:

Contact Person:
Address:
Phone:
Fax:
E-Mail:

Address for Delivery of Shares (if different than above):

Shares:
Purchase Price: